Exhibit 10.1

                              Gilbert Goldstein, P.C.
                      3600 South Yosemite Street, Suite 870
                               Denver, CO 80237

                               October 25, 1999







Mr. Larry A. Mizel, President
M.D.C. Holdings, Inc.
3600 South Yosemite
Suite 900
Denver, Colorado  80237

Dear Larry:

         This letter is an amendment to the letter agreement between Gilbert Goldstein, P.C. ("GGPC" and M.D.C. Holdings, Inc. ("MDC") dated September 25, 1998 (the "Agreement").

         Paragraph 4 of the Agreement is amended hereby to extend the term of the Agreement until September 30, 2001. The terms of the Agreement, including those set forth in paragraphs 2.b., 2.c., 3. and 5. of the Agreement, in effect as of September 30, 2000, shall remain in full force and effect until September 30, 2001. Except as amended hereby, no term, condition or other provision of the Agreement shall be altered or amended.

         This amendment was approved by the Board of Directors of MDC on October 25, 1999. Please indicate MDC's approval of this amendment by executing the acknowledgment below.

Mr. Larry A. Mizel
October 25, 1999
Page 2


         If you have any questions, please call me.

                                          Yours truly,

                                          GILBERT GOLDSTEIN, P.C.

                                          By: /s/ Gilbert Goldstein
                                              ------------------------------
                                              Gilbert Goldstein

Approved and agreed to this
25th day of October, 1999
----

M.D.C. HOLDINGS, INC.

By: /s/ Larry A. Mizel
    ----------------------------
    Larry A. Mizel
    Chairman of the Board and
    Chief Executive Officer